Exhibit 10.4

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Agreement”) is made and executed as of the 1st day of September, 2015, by, between and among INERGETICS, INC., a corporation incorporated under the laws of the State of Delaware (the “Borrower”); ______ (“______”),______ (“______,” and together with ______, collectively, the “______”) and ______ (“______,” and together with the ______, collectively, the “Senior Lenders”) and ______, ______, ______ (each individually referred to as a “Subordinating Creditor” and all of them collectively sometimes referred to as the “Subordinating Creditors”).

WITNESSETH:

WHEREAS, each of the Subordinating Creditors made one or more loans to the Borrower (collectively, the “Subordinated Debt”) all of which are identified in Schedule I attached hereto, which Subordinated Debt is evidenced by certain documents and/or other instruments and all other related documents and agreements including, but not limited to, those set forth in Schedule I hereto, the Security Agreement dated September 1, 2015, by and among the Borrower, ______ and ______ (as amended by the ______ and all exhibits, schedules, annexes, supplements and modifications and/or amendments thereto collectively, the “Subordinating Creditors’ Security Agreement”), all documents, instruments, notes, debentures or other security agreements and other documents securing any collateral for any Subordinated Debt and any U.C.C. 1 Financing Statements and/or other documents evidencing or perfecting liens and/or security interests in any assets of the Borrower created by any security agreements (all such documents including, but not limited to, all amendments, supplements, exhibits, schedules and/or annexes to such documents, collectively, the “Subordinated Debt Loan Documents”); and

WHEREAS, the Contractors have made or will make loans, and/or advances (the “Contractor Loans”), to the Borrower to, among other items, enable the Borrower to have its products manufactured pursuant to a Master Purchase Order Assignment Agreement dated as of September 1, 2015, by and between the Contractors and the Borrowers (as amended, supplemented, renewed, modified and/or otherwise changed from time to time, the “P.O. Agreement,” and, together with all other related documents including, but not limited to, the security agreement dated September 1, 2015 by and among the Senior Lenders and the Borrower (the “Security Agreement”), any U.C.C. 1 Financing Statements and/or other documents evidencing liens created by the Security Agreement and other documents evidencing any such liens or used to establish a lien or security interest in the assets of the Borrower, all Distributor’s Notes, Exchange Notes, Prior Notes and all modifications, exhibits, amendments, supplements, annexes of related items, collectively, and including any and all instruments evidencing the Contractor Loans and all exhibits, schedules, annexes, supplements, modifications and/or amendments to any and/or all of such documents, all as amended, supplemented, modified and/or otherwise changed, from time to time, collectively, the “P.O. Transaction Documents”), which aggregate principal amount of Contractor Loans under the P.O. Agreement cannot at any time exceed $1,000,000 aggregate principal amount; and

WHEREAS, the Contractors have previously made $______ aggregate principal amount of loans to the Borrower (the “Prior Loans”) as set forth on Schedule II, which Prior Loans are evidenced by certain documents and/or instruments and all other related documents including, but not limited to, any security agreements securing any collateral for such Prior Loans and any U.C.C. 1 Financing Statements and/or other documents evidencing liens created by the security agreement and other documents evidencing any such liens or used to establish a lien or security interest in the assets of the Borrower, (all such documents including, but not limited to, all exhibits, schedules, annexes, supplements and/or amendments to any of such documents, all as amended, supplemented, modified and/or otherwise changed, collectively, the “Prior Loan Documents”), which Prior Loans, pursuant to the P.O. Agreement, will be converted into Contractor Loans and be evidenced by “Exchange Notes”; and

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WHEREAS, ______ previously made (and in the future may make additional) loans to the Borrower (the “Other Loans”) as set forth on Schedule III hereto, which Other Loans are (and in the future may be) evidenced by notes, debentures and/or other instruments (all such notes, debentures and/or instruments together with such other documents, agreements and other items related to the Other Loans including, but not limited to, the Security Agreement and any U.C.C. 1 Financing Statements and/or other documents evidencing liens created by the security agreement and other documents evidencing any such liens or used to establish a lien or security interest in the assets of the Borrower, and all exhibits, schedules, annexes, supplements and/or amendments to any of such documents, all as amended, supplemented, modified and/or otherwise changed, collectively, the “Other Loan Documents”); and

WHEREAS, all of Borrower’s current and future obligations to (i) the Contractors pursuant to the P.O. Documents including, but not limited to, the Contractor Loans, Distributor’s Notes and Prior Notes and upon exchange of the Prior Notes for the Exchange Notes, the Exchange Notes, and (ii) ______ under the Other Loans and Other Loan Documents are secured by the Security Agreement, which Security Agreement provides the Senior Lenders with a continuing and unconditional first priority security interest (the “Security Interest”) in the collateral stated therein and also in the case of the Contractors to all Collateral (collectively, the “Collateral”); and

WHEREAS, each Subordinating Creditor has agreed pursuant to this Agreement to subordinate: (i) all of their respective Subordinated Debt; and (ii) each Subordinating Creditor’s security interests of any nature or kind to the Senior Lenders’ property and assets, to the Senior Debt (as hereinafter defined) and to the Security Interest, all as more specifically hereinafter set forth; and

WHEREAS, all capitalized terms used in this Agreement and not otherwise defined herein shall have the same meanings ascribed to such terms in the P.O. Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the Senior Lenders and the Subordinating Creditors do hereby agree as follows:

1.            Recitals. The recitals set forth above are true and correct and are incorporated herein by reference.

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2.            Subordination. Until all (i) Contactor Loans, Exchange Notes, Prior Loans, Distributor Notes, Other Loans, and all other obligations of any nature or kind of Borrower to the Senior Lenders including, but not limited to, under and/or pursuant to (a) the P.O. Agreement, (including, but not limited to, the Contractor Expenses, the Commitment Fee, all Contractors Deal Fees), (b) the Security Agreement, (c) all other P.O. Transaction Documents, (d) the Other Loan Documents, (e) the Other Loans and (f) the Prior Loan Documents (the items set forth in (a) - (f), are each a “Senior Debt Document”, and collectively, the “Senior Debt Documents”), whether now existing or hereafter arising, together with all accrued and unpaid interest thereon, all other fees and charges due, owing or payable by the Borrower to one or more of the Senior Lenders together with all costs of collection with respect to any of the above (including, but not limited to, attorneys’ fees and court costs and expenses throughout all trial and appellate levels and all negotiations, mediations, arbitrations and bankruptcy proceedings), and any and all other obligations of the Borrower to the Senior Lenders whether now existing or arising hereafter (collectively, the “Senior Debt”) are indefeasibly paid in full in immediately available funds to the Senior Lenders (hereinafter referred to as a “Discharge” or as the Senior Debt being “Discharged”), each Subordinating Creditor does hereby fully and unconditionally subordinate: (i) any right to payment or distribution by or on behalf of the Senior Lenders, directly or indirectly, of assets of the Borrower of any kind or character for or on account of the Subordinated Debt; and (ii) any and all security interests, liens, charges, encumbrances or other interests that each Subordinating Creditor may have or obtain at any time in any assets or property of the Borrower to secure the Subordinated Debt, or any portion thereof (collectively, the “Subordinating Creditors Liens”), to the prior payment in full of the Senior Debt, and to the Security Interests in the Collateral, and each Subordinating Creditor agrees that until such time as the Senior Debt has been Discharged, any and all Subordinating Creditors Liens shall be junior and subordinate to the Security Interests, and the Security Interests shall be first, senior and prior to each of the Subordinating Creditors Liens. The priority specified in the preceding sentence shall be applicable and effective irrespective of: (a) the dates, times or order of attachment or perfection of the Subordinating Creditors Liens or the Security Interests; (b) the time or order of filing of any Subordinating Creditors Liens or the Security Interests; (c) the time or order of filing of any financing statements relating to any of the Subordinating Creditors Liens or the Security Interests; (d) the time or order of obtaining control or possession of any Collateral or any other assets of the Borrower; (e) the giving or failure to give notice of the acquisition or expected acquisition of any purchase money liens; or (f) the failure to perfect or maintain the perfection or priority of the Security Interests or the failure of the Senior Lenders to obtain control or possession of any Collateral. Each Subordinating Creditor, to the fullest extent permitted by applicable law, waives as to the Senior Lenders, any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshaling, appraisement, valuation or other similar right that may otherwise be available to any Subordinating Creditor under applicable law with respect to any Collateral. For avoidance of doubt, each of the Senior Lenders and each Subordinating Creditor hereby clarify for each other that the Senior Debt and the Security Interests shall be senior in all respects to the Subordinated Debt and the Subordinating Creditors Liens, and that the Subordinated Debt and the Subordinating Creditors Liens shall be junior and subordinate in all respects to the Senior Debt and the Security Interests.

3.            No Payments or Enforcement. Until the Senior Debt is Discharged, and except only as expressly permitted by this Section 3 below, each Subordinating Creditor agrees that it will not demand or receive from Borrower, and Borrower will not pay to any Subordinating Creditor, all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will any Subordinating Creditor exercise any remedy with respect to the Subordinated Debt or any of the Subordinating Creditors Liens against any assets or property of Borrower, nor will any Subordinating Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, or any one of them, in connection with the Subordinated Debt or the Subordinating Creditors Liens; provided, however, that so long as, and only to the extent that, Subordinating Creditors have not received a written notice from the Senior Lenders advising as to the existence of an uncured default or “Event of Default” (as such or similar defined term may be defined in any of the Senior Debt Documents) by Borrower under any of the Senior Debt Documents, Borrower may pay regularly scheduled payments of interest only through the issuance of Borrower’s Common Stock or preferred stock (as the case may be in accordance with the documents underlying the Subordinated Debt) to each Subordinating Creditor on account of the Subordinated Debt (provided that once the Senior Lenders deliver to Subordinating Creditors any notice as to the existence of any such default or Event of Default by Borrower, no such payments or issuances shall be further made by Borrower or accepted by Subordinating Creditors).

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4.            Subordination Upon Any Distribution of Assets of the Borrower.  In the event of any payment or distribution of assets of Borrower of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to the Borrower or its property and assets, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of the Borrower, or otherwise (such events, collectively, the “Insolvency Events”): (i) all amounts owing on account of the Senior Debt shall first be paid in full and in cash, or payment provided for in cash or in cash equivalents, before any payment or distribution is made on account of the Subordinated Debt; and (ii) to the extent permitted by applicable law, any payments or distributions on account of the Subordinated Debt to which any Subordinating Creditor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to the Senior Lenders for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to the Senior Lenders in respect of such Senior Debt.

5.            Payment Over to Senior Lenders.  In the event that, notwithstanding the provisions of this Agreement, any payments or distributions on account of the Subordinated Debt or in any way relating to the Collateral or any assets or property of any of the Borrower shall be received in contravention of this Agreement by any Subordinating Creditor before all Senior Debt is Discharged, such payments or distributions shall be held in trust for the benefit of the Senior Lenders and shall be immediately paid over or delivered to the Senior Lenders, in the same form as received, with any necessary endorsements, for application to the payment of the Senior Debt remaining unpaid, after giving effect to any concurrent payments or distributions to the Senior Lenders in respect of the Senior Debt.

6.            Release of Collateral Upon Permitted Collateral Sale. In connection with any sale, lease, exchange, transfer or other disposition of Collateral or any other assets of the Borrower by the Senior Lenders (or on behalf of, or for the benefit of, the Senior Lenders), each Subordinating Creditor hereby agrees: (i) that upon the written request of the Senior Lenders with respect to the Collateral or other assets subject to such sale or other disposition (which written request shall specify the proposed closing date), release or otherwise terminate any Subordinating Creditors Liens on such Collateral or other assets; (ii) to promptly deliver such terminations of financing statements, partial lien releases, mortgage satisfactions and discharges, endorsements, assignments or other instruments of transfer, termination or release (collectively, “Release Documents”) and take such further actions as the Senior Lenders shall reasonably require in order to release and/or terminate the Subordinating Creditors Liens or any other claims that any Subordinating Creditor may have on the Collateral or any other assets of any of the Borrower subject to such sale or other disposition; provided that no such Release Documents shall be filed or become effective until the closing of such sale or other disposition; and (iii) shall be deemed to have consented under the documents evidencing the Subordinated Debt to such sale or disposition free and clear of such Subordinating Creditors Liens or other claims or security interests any Subordinating Creditor may have and to have waived the provisions of the documents evidencing the Subordinated Debt to the extent necessary to permit such transaction.

7.            Authorization to Senior Lenders.  If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to the Borrower or its property or assets that constitutes a default or Event of Default under the Senior Debt Documents, each Subordinating Creditor shall promptly take such action as the Senior Lenders reasonably may request to effectuate the provisions of this Agreement: (A) to collect the Subordinated Debt for the account of the Senior Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Debt; (B) to execute and deliver to the Senior Lenders such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt consistent with the terms of this Agreement; and (C) to collect and receive any and all payments and distributions on account of the Subordinated Debt as provided herein until the Senior Debt is Discharged.

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8.            Power of Attorney. Effective upon the occurrence of an Event of Default by the Borrower under the Senior Debt Documents, each Subordinating Creditor hereby irrevocably constitutes and appoints the Senior Lenders, and any agent or representative of the Senior Lenders, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Subordinating Creditor and in the name of each Subordinating Creditor or in the Senior Lenders’ own name, from time to time in the Senior Lenders’ discretion, for the purpose of carrying out the terms of this Agreement, to take any and all action and to execute any and all documents and instruments, in each case, which may be necessary or commercially reasonable and appropriate to accomplish the purposes of this Agreement, including any Release Documents, such power of attorney being coupled with an interest and irrevocable. Each Subordinating Creditor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section. No Person to whom this power of attorney is presented, as authority for the Senior Lenders to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Subordinating Creditor as to the authority of the Senior Lenders to take any action described herein, or as to the existence of or fulfillment of any condition to this power of attorney, which is intended to grant to the Senior Lenders the authority to take and perform the actions contemplated herein.

9.             Certain Agreements of Subordinating Creditors.

(a)          No Benefits.  Each Subordinating Creditor understands that there are various agreements between the Senior Lenders and the Borrower evidencing and governing the Senior Debt, and each Subordinating Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on Subordinating Creditors, and that the Senior Lenders shall not have any obligation to any Subordinating Creditor, or any other Persons, to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b)          No Interference.  Each Subordinating Creditor acknowledges that the Borrower has granted to the Senior Lenders security interests in all of the Collateral, and each agrees not to interfere with or in any manner oppose a disposition of any Collateral by the Senior Lenders in accordance with applicable law and the terms of the Senior Debt Documents.

(c)          Reliance by Senior Lenders.  Each Subordinating Creditor acknowledges and agrees that the Senior Lenders have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in consenting to any loans or other financial accommodations by the Senior Lenders to the Borrower.

(d)          Obligations of Borrower Not Affected.  Each Subordinating Creditor hereby agrees that at any time and from time to time, without notice to or the consent of any Subordinating Creditor, without incurring any responsibility or obligation to any Subordinating Creditor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of the Senior Lenders hereunder: (i) the time for Borrower’s performance of or compliance with any of its agreements contained in the Senior Debt Documents may be extended or such performance or compliance may be waived by the Senior Lenders; (ii) the agreements of Borrower under the Senior Debt Documents may from time to time be modified by the Senior Lenders and the Borrower for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of the respective parties thereunder; (iii) the manner, place, or terms for payment of the Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be increased, renewed, modified or amended, in whole or in part, all in accordance with the terms of the Senior Debt Documents; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement between the Borrower and the Senior Lenders; (v) any Collateral may be sold, exchanged, released, or substituted and any of the Security Interests may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any guarantor or obligor or other Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the Borrower, any other party, or with respect to any Collateral, may be exercised by the Senior Lenders (or the Senior Lenders may waive or refrain from exercising such rights); provided, however, notwithstanding the foregoing to the contrary, the Senior Lenders agree that, without the prior written consent of the Subordinating Creditors (such consent not to be unreasonably withheld, conditioned or delayed): (y) the Senior Lenders shall not increase the principal amount of the Senior Debt beyond the current $1,000,000 credit limit; and (z) the Senior Lenders shall not further subordinate the Senior Debt to other debt obligations incurred by the Borrower in a manner that would, as a result of this Agreement, push the Subordinating Creditors Liens to a third position.

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(e)          Rights of Senior Lender Not to Be Impaired.  No right of the Senior Lenders to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by the Borrower or the Senior Lenders hereunder or under or in connection with the Senior Debt Documents, or by any noncompliance by the Borrower with the terms and provisions and covenants herein, in the Senior Debt Documents, regardless of any knowledge thereof the Senior Lenders may have or otherwise be charged with.

(f)           Financial Condition of the Borrower.  No Subordinating Creditor shall have any right to require the Senior Lenders to obtain or disclose any information with respect to: (i) the financial condition or assets or liabilities of the Borrower, or the ability of the Borrower to pay the Senior Debt, or perform its obligations under the Senior Debt Documents; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of the Senior Lenders or any other party; or (vi) any other matter, fact, or occurrence whatsoever, except that the Senior Lenders agree to provide written notice of any default or Event of Default by Borrowers under the Senior Debt Documents; provided, however, that no rights or benefits conferred upon the Senior Lenders by this Agreement or under the Senior Debt Documents shall be impaired or adversely affected by any failure of the Senior Lenders to provide such notice.

(g)          Notices of Default. Each Subordinating Creditor hereby agrees to deliver to the Senior Lenders, concurrently with the giving thereof to the Borrower: (i) a copy of any written notice by such Subordinating Creditor of a breach, default, or “Event of Default” (as such or similar defined term may be defined in any of the Senior Debt Documents) under or in connection with the Subordinated Debt, or any written notice of demand for payment from the Borrower; and (ii) a copy of any written notice sent by any Subordinating Creditor to Borrower stating any Subordinating Creditor’s intention to exercise any enforcement rights or remedies against the Borrower, including written notice pertaining to any foreclosure on all or any part of any assets or properties of the Borrower at any time securing the Subordinated Debt.

(h)          No Increase in Subordinating Creditor Debt. Each Subordinating Creditor and the Borrower hereby represent and warrant unto the Senior Lenders that the maximum amount of debt currently permitted under the Subordinated Debt existing as of the date hereof, or the documents or instruments evidencing same, is as stated on Schedule I (for each Subordinating Creditor, as applicable, the “Maximum Limit”). In this regard, each Subordinating Creditor and Borrower hereby covenant and agree that: (i) the Subordinated Debt (in each case for each Subordinating Creditor) shall never exceed the Maximum Limit; and (ii) no Subordinating Creditor will make any other or additional loans, advances, or financial accommodations to the Borrower, directly or indirectly, whether related to the Subordinated Debt, new loans, advances, or accommodations, or otherwise, unless first approved in writing by the Senior Lenders, which approval may be withheld or conditioned in the Senior Lenders’ sole and absolute discretion.

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(i)           No Other Obligations. Each Subordinating Creditor and the Borrower hereby represent and warrant unto the Senior Lenders that, except for the Subordinated Debt and Subordinating Creditors Liens, no Subordinating Creditor has any other liabilities or obligations owing to them by the Borrower, or any other liens or security interests associated with any such other liabilities or obligations, and to the extent there are any such other liabilities or obligations, or other liens or security interests, for purposes of this Agreement, same shall be included as part of the Subordinated Debt and the Subordinating Creditors Liens, and be subject to all of the terms and provisions of this Agreement in the same manner as the Subordinated Debt and the Subordinating Creditors Liens.

10.          Restrictions on Transferability of Subordinated Debt. Each Subordinating Creditor agrees that it shall not transfer, assign, encumber, hypothecate or subordinate, at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Debt, either principal or interest or otherwise, and there shall promptly be placed on each promissory note or other document or agreement constituting a portion of the Subordinated Debt, a legend reciting that the same is subject to this Agreement; provided, however, notwithstanding the foregoing to the contrary, prior to the occurrence of an Event of Default by any the Borrower under the Senior Debt Documents, a Subordinating Creditor shall have the right to transfer or assign any portion of the Subordinated Debt for such Subordinating Creditor, but only if the transferee or assignee first executes an agreement reasonably acceptable to the Senior Lenders pursuant to which such transferee or assignee agrees to the terms and provisions of this Agreement for the benefit of the Senior Lenders (after the occurrence of an Event of Default by the Borrower under the Senior Debt Documents, no such assignment or transfer of any portion of the Subordinated Debt shall be permitted).

11.          Statement of Account. Each Subordinating Creditor hereby agrees that, from time to time, but only upon and after the occurrence of an Event of Default by the Borrower under the Senior Debt Documents, it will provide and deliver to the Senior Lenders, upon demand, a statement of the account of the Borrower with each Subordinating Creditor.

12.          Miscellaneous.

(a)          Subrogation.  Each Subordinating Creditor hereby agrees that until the Senior Debt is Discharged, each shall waive any claims and shall not exercise any right or remedy, direct or indirect, arising by way of subrogation or otherwise, against the Borrower.

(b)          Continuing Agreement.  This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon the Borrower and each Subordinating Creditor until the Senior Debt is Discharged.  The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the Borrower.

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(c)          Reinstatement.  This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of the Borrower shall be rescinded or must otherwise be restored or returned by the Senior Lenders, whether as a result of an Insolvency Event or otherwise.

(d)          Obligations of the Borrower Not Affected.  The provisions of this Agreement are intended solely for the purpose of defining the relative rights of Subordinating Creditors, on the one hand, and of the Senior Lenders, on the other hand, with respect to the obligations of the Borrowers to the Senior Lenders and Subordinating Creditors.  Nothing contained in this Agreement shall: (i) impair, as between Subordinating Creditors and the Borrowers, the obligation of the Borrowers to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable (subject, however, to the terms of this Agreement as applicable to the Senior Lenders’ rights hereunder); or (ii) otherwise affect the relative rights of Subordinating Creditors against the Borrowers, on the one hand, and of the other creditors (other than the Senior Lenders) of the Borrower against the Borrower, on the other hand.

(e)          Further Assurances and Additional Acts.  Each Subordinating Creditor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as the Senior Lenders reasonably shall deem necessary to effectuate the purposes of this Agreement, and promptly provide the Senior Lenders with evidence of the foregoing reasonably satisfactory to the Senior Lenders.

(f)           Entire Agreement. This Agreement: (i) is valid, binding and enforceable against each Subordinating Creditor and the Borrowers in accordance with its terms and provisions and no conditions exist as to its legal effectiveness; and (ii) constitutes the entire agreement between the parties with respect to the subject matter hereof. No promises, either expressed or implied, exist between the Senior Lenders, Subordinating Creditors and the Borrower, unless contained herein. This Agreement is the result of negotiations between Subordinating Creditors, the Borrower and the Senior Lenders and has been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and is the product of all parties. Accordingly, this Agreement shall not be construed more strictly against the Borrower merely because of the Borrower’s involvement in its preparation.

(g)          Amendments; Waivers. No delay on the part of the Senior Lenders in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Senior Lenders of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and acknowledged by the Senior Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights and remedies of the Senior Lenders under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to the Senior Lenders provided by law.

(h)          MANDATORY FORUM SELECTION.  EACH SUBORDINATING CREDITORM EACH SENIOR LENDER AND THE BORROWER IRREVOCABLY AGREE THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK.  THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH NEW YORK LAW. EACH SUBORDINATING CREDITORS, EACH SENIOR LENDER AND BORROWER HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND EACH HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

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(i)           Governing Law. This Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

(j)           WAIVER OF JURY TRIAL. EACH SUBORDINATING CREDITOR, THE BORROWER AND EACH SENIOR LENDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE SENIOR LENDERS, SUBORDINATING CREDITORS AND THE BORROWER ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(k)          Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Borrower:	Inergetics, Inc.
550 Broad Street, Suite 1212
Newark, NJ 07102
Attn: Michael James
E-Mail: ______

With a copy to (which shall	______
not constitute notice)	______
______

If to the Senior Lenders:	______
______

If to Subordinating Creditors:	______
______

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unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, overnight delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party, which receipt can be evidenced by a regular notice on the party giving notice’s computer or other device showing the email notice was “delivered” or any other similar verbiage demonstrating receipt.

(l)           Binding Effect. This Agreement shall become effective upon execution by the parties hereto and shall be binding on the parties hereto and their respective successors and assigns.

(m)         Enforceability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(n)          Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.

(o)          Costs, Fees and Expenses. The Borrower shall pay or reimburse the Senior Lenders for all reasonable costs, fees and expenses incurred by the Senior Lenders or for which the Senior Lenders become obligated in connection with the enforcement of this Agreement, including costs and expenses and attorneys’ fees, costs and time charges of counsel to the Senior Lenders throughout all court levels.

(p)         Termination. This Agreement shall not terminate until the Senior Debt is Discharged, or until the Subordinated Debt is paid in full in accordance with the provisions hereof.

(q)          Specific Performance.  The Senior Lenders are hereby authorized to demand specific performance and/or any other equitable relief and;/or remedy relating to any provision of this Agreement, the Security Agreement and/or any related documents, whether or not the Borrower and/or the Subordinating Creditors shall have complied with any of the provisions hereof and/or thereof applicable to it, at any time when any Subordinating Creditor shall have failed to comply (and/or have directly and/or indirectly indicated that any of such persons intend not to comply) with any of the provisions of this Agreement, the Security Agreement and/or any related documents, applicable to it. Each Subordinating Creditor and the Borrower each hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance and further knowingly waive after consultation with their respective legal counsel any obligation and/or required under applicable law requiring any Senior Lender to post a bond and/or make any similar undertaking in connection with any action seeking equitable relief.

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(r)          Authority. Each party hereby represents and warrants to the others that each party has the requisite power and authority to enter into this Agreement and otherwise to carry out its respective obligations hereunder, and that the execution, delivery and performance by each party of this Agreement have been duly authorized by all necessary action on the part of each party, respectively and as applicable, and that the person executing this Agreement on behalf of each party has been fully authorized to do so in accordance with applicable law and the governing documents of each party.

(s)          Legal Fees and Expenses. In any action brought concerning and/or arising directly and/or indirectly out of this Agreement and/or any of the other Senior Debt Documents, the prevailing party shall be entitled to recover from the other parties hereto all of its legal fees and expenses incurred by it with respect to any such legal action.

[Signatures on the following page]

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[Signatures page to subordination agreement]

IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement as of the date first written above.

SUBORDINATING CREDITORS:

[______]

By:
Name:
Title:

[______]

____________________________________

[______] (INDIVIDUALLY)

[______]

By:
Name:
Title:

[______]

By:
Name:
Title:

[Signatures page to subordination agreement

continued on next page]

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[Signatures page to subordination agreement

continued from prior page]

BORROWER:

INERGETICS, INC., a Delaware corporation

By:
Name:
Title:

SENIOR LENDERS:

[______]

By:
Name:
Title:

[______]

By:
Name:
Title:

[______]

By:
Name:
Title:

[end of Signatures page to subordination agreement]

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